                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):          March 3, 2000
                                                     ------------------------



                                  PS Group Holdings, Inc.
                                  -----------------------

               (Exact Name of Registrant as Specified in Charter)

           Delaware                  1-7141               33-0692068
 ----------------------------    --------------    -----------------------
   (State or Other Jurisdic-       (Commission           (IRS Employer
    tion of Incorporation)         File Number)       Identification No.)


      4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122
      --------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code  (858) 642-2999
                                                    --------------



--------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5  Other Events

       On March 3, 2000, the Company issued a press release, the contents of which are incorporated herein by reference. See Exhibit 99.1 to this Report.

Item 7  Financial Statements and Exhibits

    (c)  Exhibits

         Exhibit No.                 Description

         Exhibit 99.1 Press Release of PS Group Holdings, Inc. dated March 3, 2000.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date   March 3, 2000          PS Group Holdings, Inc.
       -------------

                              By  /s/ L. A. Guske
                                 ----------------------------------
                                  Lawrence A. Guske
                                  Vice President-Finance and Chief
                                  Financial Officer and Authorized
                                  Officer of the Registrant

                                 EXHIBIT INDEX

Exhibit No.                 Description
Exhibit 99.1        Press Release of PS Group Holdings, Inc. dated March 3,
                    2000